Supplement to the
Natural Resources Portfolio
April 29, 2017
As Revised December 29, 2017
Summary Prospectus

Effective January 1, 2018, Natural Resources Portfolio has changed from diversified to non-diversified.

Effective December 18, 2017, the redemption fee for Natural Resources Portfolio has been removed.

NAT-SUM-17-03 1.9886516.102	December 29, 2017